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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 19, 2002


                      VANDERBILT MORTGAGE AND FINANCE, INC.
                              VANDERBILT ABS CORP.
                               CLAYTON HOMES, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Vanderbilt - Tennessee
  Vanderbilt ABS Corp. - Del.
  Clayton Homes, Inc. - Del.           333-100319             62-0997810
--------------------------------    -----------------      ---------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                        37804
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(Address of Principal                                       (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (865) 380-3000

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Item 5.  Other Events
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Filing of Computational Materials.
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     In connection with the offering of the Vanderbilt Mortgage and Finance,
Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-C (the "Certificates"), Credit Suisse First Boston Corporation ("CSFB"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Scott & Stringfellow, Inc. ("BB&T") and SunTrust Capital Markets Inc. ("SunTrust"), as the underwriters of the Certificates (collectively, the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the collateral in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by CSFB, Bear Stearns, BB&T and SunTrust are attached hereto as Exhibit 99.1.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 Computational Materials - CSFB, Bear Stearns, BB&T and SunTrust.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/ David Jordan
    ------------------------------
    Name:  David Jordan
    Title: Secretary



VANDERBILT ABS CORP.



By  /s/ David Jordan
    ------------------------------
    Name:  David Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By  /s/ Amber Krupacs
    ------------------------------
    Name:  Amber Krupacs
    Title: Vice President


Dated:  November 21, 2002



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                                  Exhibit Index
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Exhibit                                                                    Page
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99.1   Computational Materials - CSFB, Bear Stearns, BB&T and SunTrust.     6






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